Pacific Funds Series Trust NSAR 09-30-16
EXHIBIT 77i
TERMS OF NEW OR AMENDED SECURITIES



                      TERMS OF NEW OR AMENDED SECURITIES

PACIFIC FUNDS SERIES TRUST

The Multi-Class Plan ("Multi-Class Plan") previously adopted by
Pacific Funds
Series Trust (the "Trust"), pursuant to Rule 18f-3 under the
Investment
Company Act of 1940, is hereby updated to reflect the following amendments and Fund name changes:

The Trust currently offers Class A, Class B, Class C, Class I,
Class P,
Class R, Investor Class, Class S (formerly named Institutional
Class)
and Advisor Class shares.

Class A Shares

Class A shares are currently offered for the following funds:
Pacific Funds
Portfolio Optimization Conservative, Pacific Funds Portfolio
Optimization
Moderate-Conservative, Pacific Funds Portfolio Optimization
Moderate, Pacific
Funds Portfolio Optimization Growth, Pacific Funds Portfolio
Optimization
Aggressive-Growth, Pacific Funds Short Duration Income, Pacific
Funds Core
Income, Pacific Funds Strategic Income, Pacific Funds Floating
Rate Income,
Pacific Funds Limited Duration High Income, Pacific Funds High
Income, Pacific
Funds Diversified Alternatives, Pacific Funds Large-Cap, Pacific
Funds
Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds
Small-Cap,
Pacific Funds Small-Cap Value, and Pacific Funds Small-Cap
Growth.

Class B Shares

Class B shares are currently offered for the following funds:
Pacific Funds
Portfolio Optimization Conservative, Pacific Funds Portfolio
Optimization
Moderate-Conservative, Pacific Funds Portfolio Optimization
Moderate, Pacific
Funds Portfolio Optimization Growth, and Pacific Funds Portfolio
Optimization
Aggressive-Growth.

Class C Shares

Class C shares are currently offered for the following funds:
Pacific Funds
Portfolio Optimization Conservative, Pacific Funds Portfolio
Optimization
Moderate-Conservative, Pacific Funds Portfolio Optimization
Moderate, Pacific
Funds Portfolio Optimization Growth, Pacific Funds Portfolio
Optimization
Aggressive-Growth, Pacific Funds Short Duration Income, Pacific
Funds Core
Income, Pacific Funds Strategic Income, Pacific Funds Floating
Rate Income,
Pacific Funds Limited Duration High Income, Pacific Funds High
Income, Pacific
Funds Diversified Alternatives, Pacific Funds Large-Cap, Pacific
Funds
Large-Cap Value, Pacific Funds Small/Mid-Cap, Pacific Funds
Small-Cap,
Pacific Funds Small-Cap Value, and Pacific Funds Small-Cap
Growth.

Class I Shares

Class I shares are currently offered for the following funds:
Pacific Funds
Short Duration Income, Pacific Funds Core Income, Pacific Funds
Strategic
Income, Pacific Funds Floating Rate Income, Pacific Funds
Limited Duration
High Income, and Pacific Funds High Income.

Class P Shares

Class P shares are currently offered for the following funds:
Pacific Funds
Floating Rate Income, Pacific Funds High Income, PF Floating
Rate Loan Fund,
PF Inflation Managed Fund, PF Managed Bond Fund, PF Short
Duration Bond Fund,
PF Emerging Markets Debt Fund, PF Comstock Fund, PF Growth Fund,
PF
Large-Cap Growth Fund, PF Large-Cap Value Fund, PF Main Street.
Core Fund,
PF Mid-Cap Equity Fund, PF Mid-Cap Growth Fund, PF Mid-Cap Value
Fund, PF
Small-Cap Growth Fund, PF Small-Cap Value Fund, PF Emerging
Markets Fund, PF
International Large-Cap Fund, PF International Small-Cap Fund,
PF International
Value Fund, PF Real Estate Fund, PF Absolute Return Fund, PF
Currency
Strategies Fund, PF Equity Long/Short Fund, PF Global Absolute
Return Fund,
Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific
Funds
Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap
Value, and
Pacific Funds Small-Cap Growth.

Class R Shares

Class R shares are currently offered for the following funds:
Pacific Funds
Portfolio Optimization Conservative, Pacific Funds Portfolio
Optimization
Moderate-Conservative, Pacific Funds Portfolio Optimization
Moderate, Pacific
Funds Portfolio Optimization Growth, and Pacific Funds Portfolio
Optimization
Aggressive-Growth.

Advisor Class Shares

Advisor Class shares are currently offered for the following funds: Pacific
Funds Portfolio Optimization Conservative, Pacific Funds
Portfolio
Optimization Moderate-Conservative, Pacific Funds Portfolio
Optimization
Moderate, Pacific Funds Portfolio Optimization Growth, Pacific
Funds Portfolio
Optimization Aggressive-Growth, Pacific Funds Short Duration
Income, Pacific
Funds Core Income, Pacific Funds Strategic Income, Pacific Funds
Floating
Rate Income, Pacific Funds Limited Duration High Income, Pacific
Funds High
Income, Pacific Funds Diversified Alternatives, Pacific Funds
Large-Cap,
Pacific Funds Large-Cap Value, Pacific Funds Small/Mid-Cap,
Pacific Funds
Small-Cap, Pacific Funds Small-Cap Value, and Pacific Funds
Small-Cap Growth.

Investor Class

Investor Class shares are currently offered for the following funds: Pacific
Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific Funds
Small/Mid-Cap,
Pacific Funds Small-Cap, Pacific Funds Small-Cap Value, and
Pacific Funds
Small-Cap Growth.

Investor Class shares are sold at their net asset value without an initial sales charge and are redeemed at their net asset value without a contingent deferred sales charge. Investor Class shares are only available to certain investors.

Class S

Class S shares are currently offered for the following funds:
Pacific Funds Large-Cap, Pacific Funds Large-Cap Value, Pacific
Funds
Small/Mid-Cap, Pacific Funds Small-Cap, Pacific Funds Small-Cap
Value, and
Pacific Funds Small-Cap Growth.

Class S shares are sold at their net asset value without an initial sales charge and are redeemed at their net asset value without a contingent deferred sales charge. Class S shares are only available to certain investors.

Post-Effective Amendment No. 129 to the Registration Statement of the
Trust as filed with the SEC via EDGAR on July 28, 2016, which describe the
Funds and the terms of the shares classes, is hereby incorporated by reference as part of the response to Item 77i of the Registrant s Form N-SAR.